UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

CareClix Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55987	20-1801530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1270 N. Wickham Road, Suite 13-1019

Melbourne, FL 32935

(Address of principal executive offices) (zip code)

(844) 726-6965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 22, 2021, CareClix Holdings, Inc. (“the Company” or “SOLI”) and Life On Earth, Inc. (“LFER”) executed a Stock Purchase Agreement (“SPA”), effective as of November 17, 2022. On December 31, 2021, a majority (approximately 70%) of the shareholders executed a written consent to the SPA and to an initial partial closing of the transaction with LFER, authorizing the transfer of the following subsidiaries of the Company to LFER

1)       CareClix Services, Inc, a Florida corporation

2)       CareClix, Inc., a Virginia corporation

3)       MyCareClix Inc., a Florida corporation

4)       CareClix RPM, Inc., a Florida corporation

At the partial closing, in consideration for the purchase of the designated subsidiaries of SOLI , LFER has undertaken to issue directly to SOLI shareholders, (i) 50,000,000 common shares of LFER to certain designated SOLI shareholders, on the basis of one LFER common share for 50,000,000 common share of SOLI outstanding at Closing and (ii) to other SOLI designated shareholders, one non-voting Series E convertible preferred share of LFER for each 100 common shares of SOLI held by such designated shareholders of SOLI outstanding at Closing, with convertibility of the Series E preferred shares to equal 100 shares of LFER common stock for each share of such preferred stock; with conversion occurring automatically when LFER’s Articles of Incorporation have been amended to authorize sufficient common shares; LIFER will register the common and Series E convertible preferred shares to be issued to the SOLI shareholders and the Closing will be completed when that registration statement is declared effective by the SEC.

Pending the final Closing, SOLI and LFER will complete the operational changes under a Management Operating Agreement effective December 31, 2021 so that the CareClix subsidiaries and LFER can begin acting as a unit pending the effective date of the S-4 registration statement and issuance by LFER of the agreed consideration.

Following the final Closing, there will be no affiliation, as shareholder, debtor, creditor or otherwise, between SOLI and LFER

As part of the partial closing of the transaction, 4,000,000 shares of Series A voting preferred stock of LFER will be issued to the current majority shareholder of the Company as part of the consideration.

Section 8 - Other Events

Item 8.01 Other Events.

On December 31, 2021, LFER and the Company completed a partial closing of the acquisition transaction (the Transaction) set forth into a Stock Purchase Agreement (“SPA”), effective as of December 17, 2022. The initial partial closing of the Transaction with LFER, authorized the transfer of the following subsidiaries of the Company to LFER effective January 1, 2022:

1)       CareClix Services, Inc, a Florida corporation

2)       CareClix, Inc., a Virginia corporation

3)       MyCareClix Inc., a Florida corporation

4)       CareClix RPM, Inc., a Florida corporation

At the partial closing approved by the Board of Directors of the Company and a majority of shareholders, the Company conveyed the four subsidiaries to LFER in consideration for 4,000,000 shares of Series A voting preferred stock of LFER to be issued directly to Charles Scott, majority shareholder of the Company and completion of the remaining conditions to closing in the SPA, and LFER has undertaken to issue directly to SOLI shareholders, (i) 50,000,000 common shares of LFER to certain designated SOLI shareholders, on the basis of one LFER common share for 50,000,000 common share of SOLI outstanding at Closing and (ii) to other SOLI designated shareholders, one Series E

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non-voting convertible preferred share of LFER for each 100 common shares of SOLI held by such designated shareholders of SOLI outstanding at Closing, with convertibility of the Series E preferred shares to equal 100 shares of LFER common stock for each share of such preferred stock; with conversion occurring automatically when LFER’s Articles of Incorporation have been amended to authorize sufficient common shares. LIFER will register the common .and Series E convertible preferred shares to be issued to the Company shareholders and the Closing will be completed when that registration statement is declared effective by the SEC. When the final closing has been completed and the Series E preferred shares of LFER are converted into LFER common stock, the net effect will be that each common shareholder of the Company before the partial closing will receive one share of LFER for each common share of the Company outstanding before the Transaction. Mr. Scott, as majority shareholder of the Company before the partial Closing of the Transaction, will by virtue of the Series A Preferred stock of LFER to be issued to him, will be the voting majority shareholder of LFER.

Pending the final Closing, the Company and LFER will complete the operational changes under a Management Operating Agreement effective December 31, 2021 so that the CareClix subsidiaries and LFER can begin acting as a unit pending the effective date of the S-4 registration statement and issuance by LFER of the balance of the agreed consideration.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

9(a) Financial statements of businesses or funds acquired. The financial statements of the four CareClix subsidiaries to be acquired by LFER have been restated to a fiscal year ending May 31 from their calendar year reporting to conform to the fiscal year of LFER and are being audited for the fiscal years ended May 31 2019, 2020 and 2021. These audited financial statements will be included in the LFER Form S-4 to be filed to complete the transaction and in a Current Report on Form 8-K to be filed following the complete closing of the transaction on the effectiveness of the LFER Form S-4.

9(d) Exhibits.

Exhibit 10.1	Management Operating Agreement effective December 31, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022	CareClix Holdings, Inc.

	By:	/s/ Charles O. Scott
Name: Charles O. Scott
Title: CEO

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